Exhibit 99.1

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 1 of 20

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: July 1 - 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	8/22/2016

Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 2 of 20

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Month-to-Date	Reporting Period: July 1 - 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	JULY 1-31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL

BEGINNING BALANCE	5,578,223	0	5,578,223	0	3,034,727	0	0	0	(26,486)	(421,928)	2,586,313

CASH RECEIPTS
Trade Receipts						15,384,956				(40,544)	15,344,412
Other Receipts	2,191		2,191

	2,191	0	2,191	0	0	15,384,956	0	0	0	(40,544)	15,344,412

CASH DISBURSEMENTS
Payroll & Taxes					2,386,326				68,904	4,423	2,459,653
Benefits					922,624					21,450	944,075
Purchases					2,233,905					662,625	2,896,530
Freight	24,031		24,031		1,712,534					1,891,529	3,604,062
Utilities										1,004,643	1,004,643
Leases					20,275						20,275
Insurance					276,345					23,376	299,721
Miscellaneous	609		609		17,398					605,376	622,773
Contract Services					1,004,967					1,748,814	2,753,780
Supplies					56,964					2,010,818	2,067,783
Other Operating Costs					201,753					75,493	277,246
DIP Fees					766,667					43,325	809,992
Professional Fees	0	0	0	0	2,643,878	0	0	0	0	0	2,643,878
CapEX					327,204					27,546	354,750
Macquarie Interest					217,757						217,757
503(b)(9) Payments										303,829	303,829
Critical Vendors - Freight					50,548						50,548

	24,640	0	24,640	0	12,839,143	0	0	0	68,904	8,423,247	21,331,294

Net Bank Account Transfers	(5,000,000)	0	(5,000,000)	0	13,935,838	(15,384,956)	0	0	73,392	6,375,726	5,000,000
DIP Facility Drawdown	7,000,000		7,000,000

ENDING BOOK BALANCE	7,555,774	0	7,555,774	0	4,131,422	0	0	0	(21,999)	(2,509,993)	1,599,431

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			24,640								21,331,294
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			24,640								21,331,294

	JULY 1-31, 2016
	16-10290 INMETCO				16-10291 Zochem							GRAND TOTAL
	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL

BEGINNING BALANCE	5,991,580	0	(62,982)	5,928,598	792,149	0	0	0	791,574	543,884	2,127,607	16,220,741

CASH RECEIPTS
Trade Receipts		2,722,006		2,722,006	(159,772)	9,148,407			193,422	1,382,275	10,564,331	28,630,749
Other Receipts									1,216,137		1,216,137	1,218,328

	0	2,722,006	0	2,722,006	(159,772)	9,148,407	0	0	1,409,558	1,382,275	11,780,468	29,849,078

CASH DISBURSEMENTS
Payroll & Taxes	11,654		3,968	15,622					228,259		228,259	2,703,534
Benefits			80,234	80,234					46,144		46,144	1,070,453
Purchases	46,136		299,421	345,556	9,131,931				9,541	4,266	9,145,738	12,387,824
Freight			97,064	97,064					252,720	129,343	382,063	4,107,220
Utilities	415,410		174,783	590,193					409,491		409,491	2,004,326
Leases									861		861	21,136
Insurance												299,721
Miscellaneous	8,795	300	18,493	27,588	2,622				138,519	9,878	151,020	801,991
Contract Services	18,344		264,351	282,695					8,664	1,096	9,760	3,046,236
Supplies			463,995	463,995					149,205	117,082	266,287	2,798,064
Other Operating Costs			44,074	44,074					61,432	53,336	114,768	436,088
DIP Fees			13,000	13,000						30,000	30,000	852,992
Professional Fees	0	0	0	0	0	0	0	0	27,784	0	27,784	2,671,662
CapEX			47,864	47,864					41,695		41,695	444,308
Macquarie Interest												217,757
503(b)(9) Payments									115,447		115,447	419,276
Critical Vendors - Freight	8,353			8,353								58,901

	508,692	300	1,507,245	2,016,237	9,134,553	0	0	0	1,489,763	345,001	10,969,317	34,341,489

Net Bank Account Transfers	1,586,461	(2,721,706)	1,135,245	0	9,148,407	(9,148,407)	0	0	0	0	0	—
DIP Facility Drawdown												7,000,000

ENDING BOOK BALANCE	7,069,350	0	(434,982)	6,634,367	646,230	0	0	0	711,369	1,581,158	2,938,758	18,728,330

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS				2,016,237							10,969,317	34,341,489
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				2,016,237							10,969,317	34,341,489

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 3 of 20

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case-to-Date	Reporting Period: July 1 - 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	FEBRUARY 2 - JULY 31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL

BEGINNING BALANCE	536	77,440	77,976	0	36,008	0	13	1,323,180	0	0	1,359,201
CASH RECEIPTS
Trade Receipts		2,686,953	2,686,953		222,520	63,344,812		21,025,311		(40,544)	84,552,099
Other Receipts	15,778,750	630	15,779,380		278						278

	15,778,750	2,687,583	18,466,333	0	222,799	63,344,812	0	21,025,311	0	(40,544)	84,552,378
CASH DISBURSEMENTS
Payroll & Taxes	35,191	37,371	72,562	68,482	16,123,821				515,081	56,615	16,763,998
Benefits	2,472,421		2,472,421	25,594	3,084,150			(90)		79,691	3,189,345
Purchases	8,081,202	889,099	8,970,301	892,071	7,503,188					1,980,096	10,375,355
Freight	6,518,036	35,691	6,553,726	1,693,638	5,837,249					5,966,619	13,497,507
Utilities	502,207	5,477	507,684	1,231,120			(322,102)			2,748,793	3,657,811
Leases	39,869		39,869	599,817	61,817						661,634
Insurance	1,227,225	206,037	1,433,262	102,673	2,213,598					96,481	2,412,752
Miscellaneous	(128,691)	4,000	(124,691)	489,663	561,887		19,567			1,416,776	2,487,893
Contract Services	2,381,075	92,742	2,473,816	1,546,783	2,878,661					5,109,047	9,534,492
Supplies	925,153	50,936	976,089	1,097,177	404,033					4,353,277	5,854,486
Other Operating Costs	44,684	46,059	90,743	170,410	545,625			790,065		106,460	1,612,561
DIP Fees	1,101,861		1,101,861		2,130,139					82,850	2,212,989
Professional Fees	3,018,529	—	3,018,529	—	11,749,132	—	—	—	—	—	11,749,132
CapEX	220,129		220,129		1,290,758					27,546	1,318,304
Utility Deposits	(370,720)		(370,720)	212,142	3,661		781,500				997,303
Macquarie Interest	418,028		418,028		666,898						666,898
503(b)(9) Payments	237,064		237,064							396,684	396,684
Critical Vendors - Freight	922,861		922,861		1,334,643						1,334,643
Critical Vendors - Material Vendors					113,244						113,244
Recycling Entity Buyout (including interest)					1,078,017						1,078,017
PNC Facility Repayment											—

	27,646,124	1,367,411	29,013,535	8,129,570	57,580,522	0	478,965	789,974	515,081	22,420,935	89,915,047

Net Bank Account Transfers	(6,577,388)	(1,397,612)	(7,975,000)	8,129,570	61,453,137	(63,344,813)	478,952	(21,558,517)	493,082	19,951,486	5,602,898
DIP Facility Drawdown	26,000,000		26,000,000

ENDING BOOK BALANCE	7,555,774	(0)	7,555,774	0	4,131,422	(0)	0	(0)	(21,999)	(2,509,993)	1,599,430

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			29,013,535								89,915,047
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			29,013,535								89,915,047

	FEBRUARY 2 - JULY 31, 2016
	16-10290 INMETCO				16-10291 Zochem							GRAND TOTAL
	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL

BEGINNING BALANCE	0	0	0	0	0	0	(434)	652,850	298,010	238,283	1,188,709	2,625,886

CASH RECEIPTS
Trade Receipts		17,524,527		17,524,527	(159,772)	25,269,554		20,467,859	963,020	10,966,806	57,507,467	162,312,504
Other Receipts		150		150			18,677,793		5,899,626		24,577,419	40,357,228

	0	17,524,677	0	17,524,677	(159,772)	25,269,554	18,677,793	20,467,859	6,862,646	10,966,806	82,084,886	202,628,274

CASH DISBURSEMENTS
Payroll & Taxes	129,684	415	98,052	228,150					1,449,090		1,449,090	18,513,801
Benefits		75	255,593	255,668					422,265		422,265	6,339,698
Purchases	213,773	85,722	1,072,437	1,371,932	27,313,258		19,758,327		116,677	7,448,572	54,636,835	75,354,423
Freight	95,276	18,800	289,083	403,160	7,163	2,094	139,664		1,304,986	578,751	2,032,657	22,487,050
Utilities	1,756,832		537,113	2,293,944					1,526,941	84,049	1,610,990	8,070,429
Leases			782	782					3,513		3,513	705,798
Insurance			110,462	110,462			127,266				127,266	4,083,742
Miscellaneous	17,942	7,870	60,683	86,495	8,832		9,558		465,218	107,648	591,255	3,040,952
Contract Services	305,530	14,459	1,655,478	1,975,466					108,865	1,161	110,026	14,093,800
Supplies	24,684	204,040	1,595,585	1,824,309					827,171	708,967	1,536,138	10,191,023
Other Operating Costs			396,634	396,634					423,279	238,851	662,130	2,762,068
DIP Fees			19,500	19,500						60,000	60,000	3,394,350
Professional Fees	—	—	—	—	124,603	—	—	—	44,271	185,933	354,806	15,122,468
CapEX	514,521	92,566	1,026,491	1,633,578					41,695		41,695	3,213,705
Utility Deposits			5,780	5,780							—	632,363
Macquarie Interest											—	1,084,926
503(b)(9) Payments	132,462			132,462					115,447		115,447	881,657
Critical Vendors - Freight	151,987			151,987	6,406		8,759		259,869		275,033	2,684,525
Critical Vendors - Material Vendors											—	113,244
Recycling Entity Buyout (including interest)											—	1,078,017
PNC Facility Repayment							18,677,793				18,677,793	18,677,793

	3,342,691	423,946	7,123,672	10,890,310	27,460,260	2,094	38,721,367	0	7,109,286	9,413,931	82,706,939	212,525,831

Net Bank Account Transfers	10,412,040	(17,100,730)	6,688,690	0	28,266,264	(25,267,460)	20,044,008	(21,120,710)	660,000	(210,000)	2,372,102	(0)
DIP Facility Drawdown												26,000,000

ENDING BOOK BALANCE	7,069,349	0	(434,983)	6,634,367	646,231	0	(0)	(0)	711,369	1,581,158	2,938,758	18,728,330

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS				10,890,310							82,706,939	212,525,831
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				10,890,310							82,706,939	212,525,831

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 4 of 20

In re: HORSEHEAD HOLDING CORP	MOR-1b	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: July 1 - 31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	Week ending February 6, 2016	$56,554.00	Horsehead Holding	WT	3/16/16	$52,950.00	$3,604.00
	Week ending February 13, 2016	$69,865.00	Horsehead Holding	WT	3/16/16	$63,000.00	$6,865.00
	Week ending February 20, 2016	$72,085.00	Horsehead Holding	WT	3/16/16	$65,125.00	$6,960.00
	Week ending February 27, 2016	$72,281.00	Horsehead Holding	WT	3/16/16	$66,775.00	$5,506.00
	Week ending March 5, 2016	$74,313.00	Horsehead Holding	WT	3/16/16	$67,450.00	$6,863.00
	Week ending March 12, 2016	$61,610.00	Horsehead Holding	WT	3/16/16	$58,075.00	$3,535.00	$373,375.00	$33,333.00
	Week ending March 19, 2016	$78,345.00	Horsehead Holding	WT	3/22/16	$71,475.00	$6,870.00	$444,850.00	$40,203.00
	Week ending March 26, 2016	$63,461.00	Horsehead Holding	WT	4/4/16	$60,175.00	$3,286.00	$505,025.00	$43,489.00
	Week ending April 2, 2016	$66,924.00	Horsehead Holding	WT	4/8/16	$61,700.00	$5,224.00	$566,725.00	$48,713.00
	Week ending April 9, 2016	$58,651.00	Horsehead Holding	WT	4/13/16	$55,250.00	$3,401.00	$621,975.00	$52,114.00
	Week ending April 16, 2016	$64,189.00	Horsehead Holding	WT	4/21/16	$60,325.00	$3,864.00	$682,300.00	$55,978.00
	Week ending April 23, 2016	$53,260.00	Horsehead Holding	WT	4/28/16	$51,425.00	$1,835.00	$733,725.00	$57,813.00
	Week ending April 30, 2016	$63,601.00	Horsehead Holding	WT	5/5/16	$60,125.00	$3,476.00	$793,850.00	$61,289.00
	Week ending May 7, 2016	$63,857.00	Horsehead Holding	WT	5/12/16	$60,150.00	$3,707.00	$854,000.00	$64,996.00
	Week ending May 14, 2016	$53,547.00	Horsehead Holding	WT	5/19/16	$51,975.00	$1,572.00	$905,975.00	$66,568.00
	Week ending May 21, 2016	$62,196.00	Horsehead Holding	WT	5/26/16	$58,575.00	$3,621.00	$964,550.00	$70,189.00
	Week ending May 28, 2016	$57,916.00	Horsehead Holding	WT	6/2/16	$55,850.00	$2,066.00	$1,020,400.00	$72,255.00
	Week ending June 4, 2016	$55,511.00	Horsehead Holding	WT	6/9/16	$51,300.00	$4,211.00	$1,071,700.00	$76,466.00
	Week ending June 11, 2016	$60,589.00	Horsehead Holding	WT	6/16/16	$58,600.00	$1,989.00	$1,130,300.00	$78,455.00
	Week ending June 18, 2016	$61,511.00	Horsehead Holding	WT	6/23/16	$57,275.00	$4,236.00	$1,187,575.00	$82,691.00
	Week ending June 25, 2016	$53,595.00	Horsehead Holding	WT	6/29/16	$49,825.00	$3,770.00	$1,237,400.00	$86,461.00
	Week ending July 2, 2016	$63,907.00	Horsehead Holding	WT	7/7/16	$59,925.00	$3,982.00	$1,297,325.00	$90,443.00
	Week ending July 9, 2016	$57,667.00	Horsehead Holding	WT	7/14/16	$53,800.00	$3,867.00	$1,351,125.00	$94,310.00
	Week ending July 16, 2016	$57,747.00	Horsehead Holding	WT	7/21/16	$55,550.00	$2,197.00	$1,406,675.00	$96,507.00
	Week ending July 23, 2016	$66,781.00	Horsehead Holding	WT	7/28/16	$62,925.00	$3,856.00	$1,469,600.00	$100,363.00

Epiq Bankruptcy Solutions	Month of February	$95,985.25	Horsehead Holding	WT	5/18/16	$95,458.40	$526.85
	Month of March	$133,455.55	Horsehead Holding	WT	5/18/16	$132,930.07	$525.48	$228,388.47	$1,052.33

Kirkland & Ellis LLC	Month of February	$1,191,560.66	Horsehead Holding	WT	5/13/16	$1,164,569.88	$26,990.78
	Month of March 2016	$909,229.00	Horsehead Holding	WT	6/8/16	$872,456.36	$36,772.64	$2,037,026.24	$63,763.42
	Month of April 2016	$975,493.56	Horsehead Holding	WT	6/27/16	$957,416.52	$18,077.04	$2,994,442.76	$81,840.46
	Month of May 2016	$649,100.45	Horsehead Holding	WT	7/19/16	$637,806.56	$11,293.89	$3,632,249.32	$93,134.35

Lazard Middle Market LLC	Month of February	$1,086,657.73	Horsehead Holding	WT	5/13/16	$1,080,000.00	$6,657.73
	Month of March 2016	$104,485.36	Horsehead Holding	WT	6/10/16	$100,000.00	$4,485.36	$1,180,000.00	$11,143.09
	Month of April 2016	$119,688.68		WT	7/18/16	$100,000.00	$19,688.68	$1,280,000.00	$30,831.77

Paculski, Stang, Ziehl & Jones	Month of February 2016	$153,563.30	Horsehead Holding	WT	6/14/16	$134,558.40	$19,004.90	$134,558.40	$19,004.90

Klehr Harrison	Month of February/March 2016	$31,379.20	Zochem	WT	6/29/16	$31,332.20	$47.00
	Month of April 2016	$4,362.20	Zochem	WT	6/29/16	$4,264.40	$97.80	$35,596.60	$144.80

FORM MOR-1b

(04/07)

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 5 of 20

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	MTH	Reporting Period: July 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the month ended July 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL AUGUST 15th

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$11,041	$675	$—	$9,375	$—	$21,091
Net sales of nickel based material and other services	—	—	—	2,998	—	—	2,998
EAF dust service fees	—	2,979	—	—	—	(130)	2,849

Net sales	—	14,020	675	2,998	9,375	(130)	26,938

Cost of sales of zinc material and other goods	—	8,948	1,508	—	8,546	—	19,002
Cost of sales of nickel based material and other services	—	—	—	2,111	—	(130)	1,981
Cost of EAF dust services	—	2,615	—	—	—	—	2,615
Fire related costs	—	—	—	101	—	—	101
Insurance claim income	—	—	—	—	—	—	—

Cost of sales (excluding depreciation and amortization)	—	11,563	1,508	2,212	8,546	(130)	23,699
Depreciation and amortization	—	1,099	424	290	199	—	2,012
Selling, general and administrative expenses	41	1,190	29	194	177	—	1,631

Total costs and expenses	41	13,852	1,961	2,696	8,922	(130)	27,342

Income from operations	(41)	168	(1,286)	302	453	—	(404)

Equity in income of subsidiary, net of taxes	(1,313)	—	—	—	—	1,313	—

Other income (expense)
Interest expense	(1,944)	(909)	—	(37)	(251)	19	(3,122)
Interest and other income	19	2	—	—	—	(19)	2
Other income (expense)	—	6	—	1	(18)	—	(11)

Total other income (expense)	(1,925)	(901)	—	(36)	(269)	—	(3,131)

REORGANIZATION ITEMS, NET	(3,247)	—	—	—	399	—	(2,848)

Income before income taxes	(6,526)	(733)	(1,286)	266	583	1,313	(6,383)
Income tax provision	—	—	—	—	143	—	143

NET INCOME(LOSS)	$(6,526)	$(733)	$(1,286)	$266	$440	$1,313	$(6,526)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 6 of 20

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case to Date	Reporting Period: July 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the period February 2 to July 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL AUGUST 15th

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$58,438	$8,018	$—	$59,745	$—	$126,201
Net sales of nickel based material and other services	—	—	—	16,743	—	—	16,743
EAF dust service fees	—	19,630	—	—	—	(550)	19,080

Net sales	—	78,068	8,018	16,743	59,745	(550)	162,024

Cost of sales of zinc material and other goods	—	56,476	20,745	—	55,393	—	132,614
Cost of sales of nickel based material and other services	—	—	—	14,017	—	(550)	13,467
Cost of EAF dust services	—	14,694	—	—	—	—	14,694
Fire related cost	—	—	—	1,047	—	—	1,047
Insurance claim income	—	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding depreciation and amortization)	—	71,170	20,745	14,064	55,393	(550)	160,822
Depreciation and amortization	—	7,097	2,546	1,548	1,146	—	12,337
Selling, general and administrative expenses	367	7,660	232	1,109	941	—	10,309

Total costs and expenses	367	85,927	23,523	16,721	57,480	(550)	183,468

Income from operations	(367)	(7,859)	(15,505)	22	2,265	—	(21,444)

Equity in income of subsidiary, net of taxes	(35,624)	—	—	—	—	35,624	—

Other income (expense)
Interest expense	(10,324)	(6,310)	(37)	(225)	(1,542)	524	(17,914)
Interest and other income	523	8	—	—	—	(524)	7
Other income (expense)	—	19	—	124	(192)	—	(49)

Total other income (expense)	(9,801)	(6,283)	(37)	(101)	(1,734)	—	(17,956)

REORGANIZATION ITEMS, NET	(29,312)	(4,915)	—	—	(1,761)	—	(35,988)

Income before income taxes	(75,104)	(19,057)	(15,542)	(79)	(1,230)	35,624	(75,388)
Income tax provision	—	—	—	—	(284)	—	(284)

NET INCOME(LOSS)	$(75,104)	$(19,057)	$(15,542)	$(79)	$(946)	$35,624	$(75,104)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 7 of 20

In re. HORSEHEAD HOLDING CORP	MOR -2	Case No. 16-10287, 288, 289, 290, 291
Debtor	CONT	Reporting Period: July 1 - 31, 2016

INCOME (EXPENSE)

REORGANIZATION CHARGES

	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	YTD
HHC
Professional Fee	(2,544)	(7,782)	(4,248)	(4,933)	(5,288)	(3,247)	(28,042)	SG&A
Interest Expense	(1,270)	—	—	—	—		(1,270)	Int Exp

	(3,814)	(7,782)	(4,248)	(4,933)	(5,288)	(3,247)	(29,312)

HORSEHEAD
Hedges	49	—	—	—	—		49	Sales
Interest Exp	(4,839)	—	—	(88)	(37)		(4,964)	Int Exp

	(4,790)	—	—	(88)	(37)	—	(4,915)

HMP
Other Income	—	—	—	—	—		—	Oth Inc

INMETCO
Hedges	—	—	—	—	—		—	COS

ZOCHEM
Hedges	(49)	—	—	—	—		(49)	Sales
Profess Fee/Other	(360)	(511)	(693)	(256)	(146)	399	(1,567)	SG&A
Interest Exp	(145)	—	—	—	—		(145)	Int Exp

	(554)	(511)	(693)	(256)	(146)	399	(1,761)

TOTAL	(9,158)	(8,293)	(4,941)	(5,277)	(5,471)	(2,848)	(35,988)

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 8 of 20

In re. HORSEHEAD HOLDING CORP	MOR-3	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: July 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

DEBTOR IN POSSESSION

JULY 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL AUGUST 15th

ASSETS	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current assets
Cash and cash equivalents	$7,556	$4,065	$—	$3,330	$6,633	$—	$21,584
Accounts receivable, net of allowance	384	12,601	1,909	18,684	5,738	(624)	38,692
Inventories, net	—	5,351	5,422	11,267	4,811	—	26,851
Prepaid expenses and other current assets	1,504	11,752	—	2,110	349	(6,973)	8,742
Deferred income taxes	—	—	—	—	—	—	—

Total current assets	9,444	33,769	7,331	35,391	17,531	(7,597)	95,869

Property, plant and equipment, net	—	108,138	86,627	23,893	32,692	—	251,350

Other assets
Intangible assets	—	7,460	—	83	1,478	—	9,021
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	—	—
Investment in and advances to subsidiary	114,579	75,664	(742,487)	12,252	547	539,445	—
Deposits and other	—	247	403	873	520	—	2,043

Total other assets	114,579	91,310	(742,084)	13,208	2,545	539,445	19,003

Total assets	$124,023	$233,217	$(648,126)	$72,492	$52,768	$531,848	$366,222

LIABILITIES AND STOCKHOLDERS’ EQUITY	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current Maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
Notes payable	—	—	—	—	—	—	$—
DEBTOR IN POSSESSION FINANCING	—	45,822	—	18,678	—	—	64,500
Accounts payable	9,113	13,541	856	1,819	1,735	(418)	26,646
Accrued expenses	10,762	15,283	255	668	2,561	(207)	29,322
Income Taxes Payable	—	4,237	—	(950)	595	(6,973)	(3,091)

Total current liabilities	19,875	78,883	1,111	20,215	4,891	(7,598)	117,377

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	208,588	49,625	5,000	—	—	—	263,213
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	—	1,931	167	—	—	—	2,098
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,946	27,919	28,880	7,406	4,894	—	212,045

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—

Other long-term liabilities	—	13,383	—	26	1,885	—	15,294

Deferred income taxes	—	—	—	3,112	—	—	3,112

Commitments and contingencies	—	—	—	—	—	—

Stockholders’ equity
Horsehead Holding Corp. stockholders’ equity:
Common stock, par value $.01 per share; 100,000 shares	0	0	0	0	0	0
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares	—	—	—	—	—	—
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	398,663	16,241	—	—	29,081	(45,321)	398,664
Retained earnings	(646,651)	45,235	(683,284)	41,733	2,017	594,767	(646,183)

Total stockholders’ equity before noncontrolling interest	(247,386)	61,476	(683,284)	41,733	31,098	549,446	(246,917)

Noncontrolling interest	—	—	—	—	—	—	—

Total stockholders’ equity	(247,386)	61,476	(683,284)	41,733	31,098	549,446	(246,917)

Total liabilities and stockholders’ equity	$124,023	$233,217	$(648,126)	$72,492	$52,768	$531,848	$366,222

NOTE: THE JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 9 of 20

In re: HORSEHEAD HOLDING CORP	MOR - 4	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: July 1 - 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	13,214	364,605	371,740	Various dates	EFT thru payroll provider	6,079
FICA-Employee	—	187,096	187,096	Various dates	EFT thru payroll provider	—
FICA-Employer	79,095	188,499	186,448	Various dates	EFT thru payroll provider	81,146
Unemployment	1,258	4,827	4,798	Various dates	EFT thru payroll provider	1,287
Income	—	—	—			—
Other:	—	—	—			—

Total Federal Taxes	93,567	745,027	750,082			88,512

State and Local
Withholding	—	91,542	91,542	Various dates	EFT thru payroll provider	—
Sales	18,972	—	2,766	Various dates	various	16,206
Excise	—	—	—			—
Unemployment	14,858	12,940	11,603	Various dates	EFT thru payroll provider	16,195
Real Property	852,802	102,050	269,725			685,127
Personal Property	—		—			—
Other:	—	—	—			—

Total State and Local	886,632	206,532	375,636			717,528

Total Taxes	980,199	951,559	1,125,718			806,040

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	17,213,000	—	—	—	—	17,213,000
Wages Payable	4,193,000	—	—	—	—	4,193,000
Taxes Payable	806,040	—	—	—	—	806,040
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	9,433,000	—	—	—	—	9,433,000
Amounts Due to Insiders*	—	—	—	—	—	—
Other:
Other:

Total Postpetition Debts	31,645,040	—	—	—	—	31,645,040

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Post petition debts will be paid with operating cash flow and or post petition financing.

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 10 of 20

MOR-5

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: July 1 - 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	HH Corp	HMP	Inmetco	Zochem
Total Accounts Receivable at the beginning of the reporting period	12,891,620	1,681,419	4,659,529	18,473,471

+ Amounts billed during the period	13,610,594	675,136	2,294,414	9,516,971
- Amounts collected during the period	(14,134,463)	(1,209,949)	(2,722,006)	(10,564,331)

Total Accounts Receivable at the end of the reporting period	12,367,752	1,146,606	4,231,937	17,426,112

Accounts Receivable Aging
0 - 30 days old	9,042,815	1,090,767	2,249,697	17,393,578
31 - 60 days old	928,936	—	1,630,694	32,503
61 - 90 days old	879,261	—	225,067	(1,417)
91+ days old	1,516,740	55,839	126,480	1,448

Total Accounts Receivable	12,367,752	1,146,606	4,231,937	17,426,112

Amount considered uncollectible (Bad Debt)	(341,387)		(70,974)	(20,000)
Accounts Receivable (Net)	12,026,365	1,146,606	4,160,963	17,406,112

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

FORM MOR-5

(04/07)

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 11 of 20

4955 STEUBENVILLE PIKE
SUITE 405	P 724.774.1020
PITTSBURGH, PA 15205 WWW.HORSEHEAD.NET	F 412.788.1812

August 22, 2016

Office of the United States Trustee

844 King Street, Suite 2207, Lockbox 35

Wilmington, DE 19801

Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Reconciliation and Bank Statements

Horsehead Holding Corp. and certain of its affiliates (the “Debtors”), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and cash disbursement journals are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy D. Boates
Name:	Timothy Boates
Position:	Chief Restructuring Officer

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 12 of 20

COMPLIANCE CERTIFICATE

For the Period From February 2, 2016 to July 31, 2016 (“Test Period”)

The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;

No Default or Event of Default has occurred that has not otherwise been waived.

Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate;

There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 13 of 20

As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA-R = (i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =	$3,832,000

(i) Net Income	$(79,000)

(ii) Interest Expense	$225,000

(iii) provision for income taxes	$—

(iv) depreciation, amortization	$1,548,000

(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$—

(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM	$47,000

(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$1,983,000

(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$108,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?        X  YES        NO

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 14 of 20

Section 6.21 (b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA-R = (i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.	$3,385,000

(i) Net Income	$(946,000)

(ii) Interest Expense	$1,542,000

(iii) provision for income taxes	$(284,000)

(iv) depreciation, amortization	$1,146,000

(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$(14,000)

(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries	$1,761,000

(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$180,000

(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?        X  YES        NO

[Signature Page Follows.]

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 15 of 20

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of August 15, 2016.

HORSEHEAD CORPORATION

By:	/s/ Timothy D. Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:	/s/ Timothy D. Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

HORSEHEAD METAL PRODUCTS, LLC

By:	/s/ Timothy D. Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

ZOCHEM INC.

By:	/s/ Timothy D. Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

HORSEHEAD HOLDING CORP.

By:	/s/ Timothy D. Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 16 of 20

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

July 31, 2016 (UNAUDITED)

ASSETS	HHC	Horsehead Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$7,556	$4,065	$3,330	$6,633	$—	$21,584
Accounts receivable, net of allowance	384	14,510	18,684	5,738	(624)	38,692
Inventories, net	—	10,773	11,267	4,811	—	26,851
Prepaid expenses and other current assets	1,504	11,752	2,110	349	(6,973)	8,742
Deferred income taxes	—	—	—	—	—	—

Total current assets	9,444	41,100	35,391	17,531	(7,597)	95,869
Property, plant and equip, net	—	194,765	23,893	32,692	—	251,350
Other assets
Intangible assets	—	7,460	83	1,478	—	9,021
Restricted cash	—	7,939	—	—	—	7,939
Investment in and advances to subs	114,579	(666,823)	12,252	547	539,445	—
Deposits and other	—	650	873	520	—	2,043

Total other assets	114,579	(650,774)	13,208	2,545	539,445	19,003

Total assets	$124,023	$(414,909)	$72,492	$52,768	$531,848	$366,222

LIABILITIES AND STOCKHOLDERS’ EQUITY	HHC	Horsehead Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current liabilities
Current maturities of long-term debt	$205,000	$26,888	$—	$—	$—	$231,888
DEBTOR IN POSSESSION FINANCING	—	45,822	18,678	—	—	64,500
Accounts payable	9,113	14,397	1,819	1,735	(418)	26,646
Accrued expenses	14,350	22,984	668	2,561	(207)	40,356
Income taxes payable	—	4,237	(950)	595	(6,973)	(3,091)

Total current liabilities	228,463	114,328	20,215	4,891	(7,598)	360,299
LIABILITIES SUBJECT TO COMPROMISE	142,946	79,188	7,406	4,894	—	234,434
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,383	26	1,885	—	15,294
Deferred income taxes	—	—	3,112	—	—	3,112
Commitments and contingencies
Stockholders’ equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	398,663	16,241	—	29,081	(45,321)	398,664
Retained earnings	(646,651)	(638,049)	41,733	2,017	594,767	(646,183)

Total stockholders’ equity before noncontroll int	(247,386)	(621,808)	41,733	31,098	549,446	(246,917)

Noncontrolling interest	—	—	—	—	—	—

Total stockholders’ equity	(247,386)	(621,808)	41,733	31,098	549,446	(246,917)

Total liabilities and SE	$124,023	$(414,909)	$72,492	$52,768	$531,848	$366,222

NOTE: THE JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 17 of 20

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts)

	UNAUDITED Month Ended July 31 2016	UNAUDITED Month ended July 31 2015	UNAUDITED YTD ended July 31 2016	UNAUDITED YTD ended July 31 2015

Net sales of zinc material and other goods	$21,091	$28,650	$147,546	$210,557
Net sales of nickel based material and other services	2,998	3,766	19,585	28,297
EAF dust service fees	2,849	3,095	22,246	21,599

Net sales	26,938	35,511	189,377	260,453

Cost of sales of zinc material and other goods	19,002	37,545	162,275	220,739
Cost of sales of nickel based material and other services	1,981	2,196	15,399	18,438
Cost of EAF dust services	2,615	2,618	16,878	17,465
Fire related costs	101	—	1,086	—
Insurance claim income	—	—	(1,000)	—

Cost of sales (excluding deprec and amortiz)	23,699	42,359	194,638	256,642
Depreciation and amortization	2,012	3,850	14,381	30,840
Selling, general and administrative expenses	1,631	2,179	12,225	15,753

Total costs and expenses	27,342	48,388	221,244	303,235

Loss from operations	(404)	(12,877)	(31,867)	(42,782)

Other income (expense)
Interest expense	(3,122)	(3,558)	(21,432)	(21,786)
Interest and other income	2	2	7	22
Other income (expense)	(11)	656	2,924	13,221

Total other income (expense)	(3,131)	(2,900)	(18,501)	(8,543)

REORGANIZATION ITEMS, NET	(2,848)	—	(46,629)	—

Loss before income taxes	(6,383)	(15,777)	(96,997)	(51,325)
Income tax benefit	143	(5,966)	(579)	(19,401)

NET LOSS	$(6,526)	$(9,811)	$(96,418)	$(31,924)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 18 of 20

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

For the month ended July 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$11,716	$—	$9,375	$—	$21,091
Net sales of nickel based material and other services	—	—	2,998	—	—	2,998
EAF dust service fees	—	2,979	—	—	(130)	2,849

Net sales	—	14,695	2,998	9,375	(130)	26,938

Cost of sales of zinc material and other goods	—	10,456	—	8,546	—	19,002
Cost of sales of nickel based material and other services	—	—	2,111	—	(130)	1,981
Cost of EAF dust services	—	2,615	—	—	—	2,615
Fire related costs	—	—	101	—	—	101
Insurance claim income	—	—	—	—	—	—

Cost of sales (excluding deprec and amortiz)	—	13,071	2,212	8,546	(130)	23,699
Depreciation and amortization	—	1,523	290	199	—	2,012
Selling, general and administrative expenses	41	1,219	194	177	—	1,631

Total costs and expenses	41	15,813	2,696	8,922	(130)	27,342

(Loss) income from operations	(41)	(1,118)	302	453	—	(404)

Equity in (loss) income of subsidiary, net of taxes	(1,313)	—	—	—	1,313	—

Other income (expense)
Interest expense	(1,944)	(909)	(37)	(251)	19	(3,122)
Interest and other income	19	2	—	—	(19)	2
Other income (expense)	—	6	1	(18)	—	(11)

Total other income (expense)	(1,925)	(901)	(36)	(269)	—	(3,131)

REORGANIZATION ITEMS, NET	(3,247)	—	—	399	—	(2,848)

(Loss) income before income taxes	(6,526)	(2,019)	266	583	1,313	(6,383)
Income tax provision	—	—	—	143	—	143

NET (LOSS) INCOME	$(6,526)	$(2,019)	$266	$440	$1,313	$(6,526)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 19 of 20

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

For the seven months ended July 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	INMETCO	Zochem	Elims	Consolidated
Net sales of zinc material and other goods	$—	$78,113	$—	$69,331	$102	$147,546
Net sales of nickel based material and other services	—	—	19,585	—	—	19,585
EAF dust service fees	—	22,902	—	—	(656)	22,246

Net sales	—	101,015	19,585	69,331	(554)	189,377

Cost of sales of zinc material and other goods	—	97,835	—	64,338	102	162,275
Cost of sales of nickel based material and other services	—	—	16,055	—	(656)	15,399
Cost of EAF dust services	—	16,878	—	—	—	16,878
Fire related costs	—	—	1,086	—	—	1,086
Insurance claim income	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding deprec and amortiz)	—	114,713	16,141	64,338	(554)	194,638
Depreciation and amortization	—	11,249	1,799	1,333	—	14,381
Selling, general and administrative expenses	528	9,271	1,330	1,096	—	12,225

Total costs and expenses	528	135,233	19,270	66,767	(554)	221,244

(Loss) income from operations	(528)	(34,218)	315	2,564	—	(31,867)

Equity in (loss) income of subsidiary, net of taxes	(51,605)	—	—	—	51,605	—

Other income (expense)
Interest expense	(13,329)	(6,824)	(261)	(1,636)	618	(21,432)
Interest and other income	617	8	—	—	(618)	7
Other income (expense)	—	3,016	116	(208)	—	2,924

Total other income (expense)	(12,712)	(3,800)	(145)	(1,844)	—	(18,501)

REORGANIZATION ITEMS, NET	(31,573)	(12,049)	64	(3,071)	—	(46,629)

(Loss) income before income taxes	(96,418)	(50,067)	234	(2,351)	51,605	(96,997)
Income tax benefit	—	—	—	(579)	—	(579)

NET (LOSS) INCOME	$(96,418)	$(50,067)	$234	$(1,772)	$51,605	$(96,418)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Case 16-10287-CSS    Doc 1521    Filed 08/22/16    Page 20 of 20

NON-FINANCIAL OPERATING METRICS REPORT

Shipments	Month ended July 31, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)	5,446
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)	4,442
WOX/Calcine shipments combined - tons	14,331
Calcine shipments - tons	10,852
Calcine zinc-contained tons	6,876
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)	13,405
Zinc finished product - tons (HH) (excludes WOX/Calcine)	425
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)	9,388
EAF dust receipts - tons (HH)	44,032
Nickel remelt alloy shipments - tons (I)	2,439

Net sales realization
Zinc finished products - per lb (Z + HH combined)	$0.95
Zinc finished products - per lb zinc-contained (Z + HH combined)	$1.17
Zinc finished products premium - per lb zinc-contained (Z + HH combined)	$0.18
Zinc Product Shipments - per lb zinc-contained (HH)	$0.61
LME average zinc price - per lb	$0.99
LME average nickel price - per lb	$4.65

Production
Zinc metal production tons (Mooresboro)	—
Mooresboro conversion costs (per lb)	$—
Recycling facility conversion costs (per lb)	$0.40

Financial (in 000’s)	UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)	$—
Brokered metal sales	$621
EAFD collection revenue	$2,979
EAFD collection costs	$2,615
Zochem adjusted EBITDA - R	$662
INMETCO adjusted EBITDA - R	$712

Segment data (3 segments + Corp, elim, other) (in 000’s)
UNAUDITED	Horsehead	Zochem	INMETCO	Corp, Elims & Other	Consolidated
Revenue	$14,695	$9,375	$2,998	$(130)	$26,938
Depreciation & amortization	1,523	199	290	—	2,012
COGS	13,071	8,546	2,212	(130)	23,699
SG&A	1,219	177	194	41	1,631
Interest expense	909	251	37	1,925	3,122
(Loss) income before income taxes	$(2,019)	$583	$266	$(5,213)	$(6,383)

Revenue excl. unrealized non-cash hedge adj and interco. sales	$14,565	$9,373	$2,998	$—	$26,936
Unrealized non-cash hedge adj (expense) income	$—	$2	$—	$—	$2
Capital expenditures	$1,652	$56	$68	$—	$1,776